Exhibit 10.29

SECOND AMENDMENT AND MODIFICATION
TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS

THIS SECOND AMENDMENT AND MODIFICATION TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (the “Amendment”) is made effective as of October _____, 2007 by and among LASALLE BANK NATIONAL ASSOCIATION (the “Lender”) and ZANETT, INC., a Delaware corporation (“Zanett”), ZANETT COMMERCIAL SOLUTIONS, INC., a Delaware corporation (“ZCS”) and PARAGON DYNAMICS, INC., a Delaware corporation (“Paragon”). (Zanett, ZCS and Paragon are each individually, a “Borrower” and collectively, the “Borrowers”).

BACKGROUND

A. Borrowers and Lender have previously entered into a certain Loan and Security Agreement dated December 21, 2006, as amended by that certain First Amendment and Modification to Loan and Security Agreement and Other Loan Documents dated May 31, 2007 (as amended, the “Loan Agreement”), pursuant to which, inter alia, Lender agreed to extend to Borrowers certain credit facilities subject to the terms and conditions set forth therein.

B. Bruno Guazzoni and Emral Holdings Limited have each previously entered into Subordination Agreements with Lender both dated December 21, 2007 (as such agreements may have been and may be amended, individually, a “Subordination Agreement” and collectively, the “Subordination Agreements”), pursuant to which, inter alia, Bruno Guazzoni and Emral Holdings Limited each subordinated their Junior Debt to the Senior Debt (as both such terms are defined in the applicable Subordination Agreement).

C. Borrowers and Lender are entering into this Amendment to amend certain terms and conditions of the Loan Agreement and the Subordination Agreements.

D. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for such terms in the Loan Agreement or the Subordination Agreements, as applicable.

NOW, THEREFORE, in consideration of the foregoing premises and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Loan Agreement.

1.1 Definitions.

(a) The following definitions set forth in Section 1(a) of the Loan Agreement shall be amended to read, in each of their entirety, as follows:

“Contract Term” shall mean the earlier to occur of (a) December ___, 2007 or (b) the date of the closing of the ___________ Business Line Sale occurs.

“Maximum Revolving Loan Limit” shall mean $6,000,000 as of the date of this Agreement.

(b) The following definition is hereby added to Section 1(a) of the Loan Agreement in its proper alphabetical order and when used in this Amendment, such term shall have the following meaning:

“__________ Business Line Sale” shall mean any sale of any material portion of the __________ line of business currently operated by __________.

1.2 Interest Rate. Section 4(a) of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

(a) Interest Rate. Subject to the terms and conditions set forth below, all Revolving Loans shall bear interest at the per annum rate of interest set forth in subsections (i) and (ii) below:

(i) The Prime Rate in effect from time to time plus ___________ percent (____%) per annum, payable on the first Business Day of each month in arrears. Said rate of interest shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the effective date of each such change in the Prime Rate.

(ii) Upon the occurrence of an Event of Default and during the continuance thereof, the Loans shall bear interest at the rate of two percent (2.0%) per annum in excess of the interest rate otherwise payable thereon (the “Default Rate”), which interest shall be payable on demand. All interest shall be calculated on the basis of a 360-day year and based on actual principal amounts outstanding.

1.3 No LIBOR Rate Loans. Borrowers are no longer entitled to receive any LIBOR Rate Loans and Lender shall have no obligation to make or continue any LIBOR Rate Loans.

1.4 Subordinated Debt. Borrowers hereby represent and warrant to Lender that the following sets forth the outstanding amount and the regularly scheduled principal and interest payments due with respect to all existing Public Subordinated Debt:

Amount	Mature Date	Interest Payment Dates	Principal Payment Dates

Borrower shall not make any prepayment of any amount due with respect to any Public Subordinated Debt or make any non-mandatory redemptions or repurchases of any Public Subordinated Debt.

Borrowers hereby represent and warrant to Lender that the following sets forth the outstanding amount and the regularly scheduled principal and interest payments due with respect to all existing Private Subordinated Debt:

Payee	Amount	Maturity Date	Interest Payments Dates	Principal Payment Dates

Notwithstanding anything herein or elsewhere to the contrary, Borrowers shall not make any payments whatsoever with respect to any principal, interest or other sums due with respect to any Private Subordinated Debt or make any redemptions or repurchases of any Private Subordinated Debt.

Sections 4.6, 4.7 and 4.8 of the First Amendment and Modification to Loan and Security Agreement and other Loan Documents dated May 31,2007 are hereby deleted, since Borrower has agreed not to make any payments on any Private Subordinated Debt.

2. Waiver Regarding Fixed Charge Coverage Ratio. Borrowers have requested and Lender has agreed to waive as an Event of Default the failure of Borrowers to comply with the Fixed Charge Coverage Ratio covenant set forth in Section 14(a) of the Loan Agreement for the 12 month period ending on September 30, 2007. Such waiver shall be limited to Borrowers’ compliance with Section 14(a) of the Loan Agreement solely for such period and for no other period and such waiver shall not be construed to constitute a waiver of Borrowers’ compliance with any other terms of the Loan Agreement or an agreement to enter into any future waivers with Borrowers.

3. Waiver Regarding Senior Debt Ratio. Borrowers have requested and Lender has agreed to waive as an Event of Default the failure of Borrowers to comply with the Senior Debt Ratio covenant set forth in Section 14(b) of the Loan Agreement for the following periods: (i) for the 9 month period ending on June 30, 2007 and (ii) for the 12 month period ending on September 30, 2007. Such waiver shall be limited to Borrowers’ compliance with Section 14(b) of the Loan Agreement solely for such periods and for no other period and such waiver shall not be construed to constitute a waiver of Borrowers’ compliance with any other terms of the Loan Agreement or an agreement to enter into any future waivers with Borrowers.

4. Waiver of EBITDA Covenant. Borrowers have requested and Lender has agreed to waive as an Event of Default the failure of Borrowers to comply with the “EBITDA” covenant set forth in Section 14(c) of the Loan Agreement: (a) for the following individual calendar months: (i) May, 2007, (ii) June, 2007, (iii) July, 2007, (iv) August, 2007 and (v) September, 2007; and (b) for the aggregate calendar months of ____________, 2007. Such waiver shall be limited to Borrowers’ compliance with Section 14(c) of the Loan Agreement solely for such calendar months and for no other period and such waiver shall not be construed to constitute a waiver of Borrowers’ compliance with any other terms of the Loan Agreement or an agreement to enter into any future waivers with Borrowers.

5. Cure Period. The thirty (30) day cure period set forth in Section 15(b) of the Loan Agreement is hereby deleted in its entirety.

6. No Payments on Junior Debt. Paragraph (C) of each of the Subordination Agreements are hereby amended to read, in each of their entirety, as follows:

“(C) agrees to instruct Borrower not to pay, and agrees not to accept payment of, or assert, demand, sue for or seek to enforce against Borrower or any other person or entity, by setoff or otherwise, all or any portion of the Junior Debt unless and until Lender has, in writing, notified Creditor that the Senior Debt has been paid in full, all obligations arising in connection therewith have been discharged and Lender has no further obligation to make any advances to Borrower.”

7. Amendment Fee. As consideration for Lender to enter into this Amendment, Borrowers have agreed to pay to Lender an amendment fee equal to $____________ (the “Amendment Fee”). The Amendment Fee is due and payable in full upon execution of this Amendment. Borrowers agree that the Amendment Fee has been fully earned by Lender and is non-refundable.

8. Termination Fee. Borrowers acknowledge and agree that, as a result of the financial covenant defaults which are being waived pursuant to this Amendment, Lender could have terminated the Loan Agreement and been entitled to receive a Termination Fee equal to $160,000. As an inducement for Lender to grant the waivers set forth in this Agreement, Borrowers agree that such fee in the amount of $160,000 shall be deemed fully earned upon execution of this Amendment by Lender and that such fee is non-refundable and is payable upon the earlier to occur of: (a) the expiration of the Contract Term, or (b) the occurrence of a Default or Event of Default, provided that, in the event that Borrowers repay all Loans and Liabilities owed to Lender on or before November ___, 2007 and the obligation of Lender to make Advances to Borrowers under the Loan Agreement is terminated, then such fee shall be reduced from $160,000 to $__________.

9. __________ Business Line Sale. Borrowers hereby represent, warrant and covenant to and with Lender as follows:

(a) Borrowers have engaged Houlihan Lokey to find potential buyers of the __________ business line operated by ____________________________.

(b) Borrowers authorize Lender to communicate directly with Houlihan Lokey regarding any and all aspects of the offering for sale and sale of such __________ business line. Borrowers shall direct and authorize Houlihan Lokey by a separate letter to discuss such sale with Lender and to share information with Lender regarding such sale.

(c) Borrowers shall provide Lender with weekly written up-dates regarding the progress of such sale.

(d) Borrowers acknowledge and agree that all assets constituting part of or used or useful in connection with the __________ business line are subject to a perfected, first priority lien in favor of Lender and that all proceeds from the __________ Business Line Sale shall be applied first to repay the Loans and other Liabilities owed to Lender.

10. Confirmation of Collateral. Nothing contained herein shall be deemed to be a compromise, satisfaction, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations thereunder, or a waiver by Lender of any of its rights under the Loan Documents or at law or in equity. All liens, security interests, rights and remedies granted to Lender in Loan Documents are hereby ratified, confirmed and continued. Borrowers acknowledge and agree that the term “Loan Documents” as used in the Loan Agreement and any other documents executed in connection therewith shall include, without limitation, this Amendment and any and all other documents executed in connection herewith.

11. Challenge to Enforcement. Borrowers acknowledge and agree that they do not have any defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Documents, or the enforcement of any of the terms or conditions thereof.

12. Representation and Warranties. Borrowers hereby, jointly and severally, represent and warrant, which representations and warranties shall survive until all Liabilities are paid and satisfied in full, as follows:

12.1 All representations and warranties of Borrowers set forth in the Loan Documents are true and complete in all material respects as of the date hereof.

12.2 Upon the effectiveness of this Amendment, no condition or event exists or has occurred which would constitute a Default or an Event of Default under the Loan Agreement or any of the other Loan Documents.

12.3 Borrowers have not received any notice of default or event of default from any other lender, trustee or lessor with respect to any other loan, financing or lease agreement.

12.4 The execution and delivery of this Amendment by Borrowers and all documents and agreements to be executed and delivered pursuant to the terms hereof:

(a) has been duly authorized by all requisite corporate action by each Borrower;

(b) will not conflict with or result in the breach of or constitute a default (upon the passage of time, delivery of notice or both) under any Borrower’s Articles of Incorporation, By-Laws or any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other document or agreement to which any Borrower is a party or by which any of them is bound or affected; and

(c) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower, except liens in favor of Lender or as otherwise permitted under the Loan Documents.

13. Conditions. The obligation of Lender to enter into this Amendment is subject to the following conditions (any of which may be waived by Lender):

13.1 Loan Documents. Borrowers and all other required persons and entities will have executed and delivered to Lender this Amendment and such other documents as Lender may require.

13.2 Other Documents. Such other documents as may be required to be submitted to Lender by the terms hereof or any of the Loan Documents shall have been delivered by or on behalf of Borrowers.

14. Additional Documents; Further Assurances. Borrowers covenant and agree to execute and deliver to Lender, or to cause to be executed and delivered to Lender contemporaneously herewith, at the sole cost and expense of Borrowers, any and all other documents, agreements, statements, resolutions, certificates, consents and information as Lender may require in connection with the matters or actions described herein. Borrowers further covenant and agree to execute and deliver to Lender or to cause to be executed and delivered at the sole cost and expense of Borrowers, from time to time, any and all other documents, agreements, statements, certificates and information as Lender shall reasonably request to evidence or effect the terms hereof, the Loan Agreement, as amended, or any of the other Loan Documents, or to enforce or to protect Lender’s interest in the Collateral. All such documents, agreements, statements, certificates and information shall be in form and content acceptable to Lender in its sole discretion.

15. Certain Fees, Costs, Expenses and Expenditures. Borrowers will pay all of the Lender’s expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, costs and fees and expenses of counsel retained by Lender and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated. Nothing contained herein shall limit in any manner whatsoever Lender’s right to reimbursement under any of the Loan Documents.

16. Communications and Notices. All notices, requests and other communications made or given in connection with this Amendment shall be made in accordance with the provisions of the Loan Agreement.

17. Time of Essence. Time is of the essence of this Amendment.

18. No Waiver. Except as otherwise provided herein, nothing contained and no actions taken by Lender in connection herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to Lender under the Loan Documents or under the Uniform Commercial Code as adopted in the Commonwealth of Pennsylvania. Nothing herein shall constitute a waiver by Lender of Borrowers’ compliance with the terms of the Loan Documents, nor shall anything contained herein constitute an agreement by Lender to enter into any further amendments with Borrowers.

19. Inconsistencies. To the extent of any inconsistencies between the terms and conditions of this Amendment and the terms and conditions of the Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

20. Binding Effect. This Amendment and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

21. Severability. The provisions of this Amendment and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

22. No Third Party Beneficiaries. The rights and benefits of this Amendment and the Loan Documents shall not inure to the benefit of any third party.

23. Modifications. No modifications of this Amendment or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

24. Holidays. If the day provided herein for the payment of any amount or the taking of any action falls on a Saturday, Sunday or public holiday at the place for payment or action, then the due date for such payment or action will be the next succeeding Business Day.

25. Law Governing. This Amendment has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth, without regard to any rules or principles regarding conflicts of law or any rule or canon of construction which interprets agreements against the draftsman.

26. Headings. The headings of the Articles, Sections, paragraphs and clauses of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

27. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts, all of which taken together constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Any signature delivered via facsimile shall be deemed an original signature hereto.

28. Waiver of Right to Trial by Jury. BORROWERS AND LENDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AMENDMENT, (b) ARISING UNDER ANY OF THE OTHER LOAN DOCUMENTS OR (c) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWERS OR LENDER WITH RESPECT TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWERS AND LENDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWERS AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH BORROWER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, intending to be legally bound hereby, effective as of the date first written above.

BORROWERS:

ZANETT, INC.

By:__________________________________
Name:________________________________
Title:_________________________________

ZANETT COMMERCIAL SOLUTIONS, INC.

By:__________________________________
Name:________________________________
Title:_________________________________

PARAGON DYNAMICS, INC.

By:__________________________________
Name:________________________________
Title:_________________________________

LENDER: LASALLE BANK NATIONAL ASSOCIATION By:__________________________________ Name:________________________________ Title:_________________________________

CONSENT AND AGREEMENT

The undersigned, as holders of the Private Subordinated Debt, hereby consent and agree to the terms of this Amendment, and further consent to, agree to and join in the provisions of Section 1.4 and Section 6 of this Amendment as such provisions relate to the Private Subordinated Debt and to the extent that such provisions amend or modify each of the Subordination Agreements dated December 21, 2006 executed by the undersigned in favor of Lender, all of the terms of which are hereby ratified and confirmed as amended by this Amendment.

IN WITNESS WHEREOF, the undersigned have duly executed this Consent and Agreement, intending to be legally bound hereby, effective as of October _____, 2007.

____________________________________
BRUNO GUAZZONI, an individual

EMRAL HOLDINGS LIMITED

By:_________________________________
Name:______________________________

Title:_______________________________